UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________________
FORM 8-K
_________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 6, 2026
_________________________
Amprius Technologies, Inc.
(Exact name of Registrant as Specified in Its Charter)
_________________________

Delaware	001-41314	98-1591811
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1180 Page Ave Fremont, California	94538
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (800) 425-8803
N/A
(Former Name or Former Address, if Changed Since Last Report)
_________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	AMPX	The New York Stock Exchange
Redeemable warrants, each exercisable for one share of common stock at an exercise price of $11.50	AMPX.W	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into Material Definitive Agreement

On May 6, 2026, Amprius Technologies, Inc. (the “Company”) entered into Warrant Exchange Agreements (the “Exchange Agreements”) with certain institutional holders (the “Public Warrant Holders”) of the Company’s public warrants (the “Exchange Public Warrants”), each of which is exercisable to purchase one share of common stock of the Company, par value $0.0001 per share (“Common Stock”), at an exercise price of $11.50 (the “Exercise Price”) per existing Exchange Public Warrant. Pursuant to the Exchange Agreements, the Public Warrant Holders agreed to exchange an aggregate of 7,128,458 Exchange Public Warrants for shares of Common Stock (the “Exchange Shares”).

Pursuant to the terms of the Exchange Agreements, Public Warrant Holders will receive, for the Exchange Public Warrants exchanged, a number of Exchange Shares equal to the product of (i) the number of Exchange Public Warrants so surrendered multiplied by (ii) the quotient of (a) the sum of (x) the average volume-weighted average price of the Common Stock over a four day consecutive trading period (the “Average VWAP”), (y) plus $0.35, (z) minus the Exercise Price, divided by (b) the Average VWAP.

The closing of the exchanges of the Exchange Public Warrants for Exchange Shares is expected to occur on May 18, 2026, and is subject to customary closing conditions.

The Exchange Agreements contain customary representations, warranties, covenants, and other obligations of the parties. The representations, warranties and covenants contained in the Exchange Agreements were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties.

The above summary of the Exchange Agreements does not purport to be complete and is qualified in its entirety to the full text of the form of Exchange Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 3.02 Unregistered Sales of Equity Securities

The disclosures set forth above under Item 1.01 are incorporated herein by reference. The issuance by the Company of the Exchange Shares in exchange for the surrender and cancellation of the Exchange Public Warrants is being made in reliance on Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), in reliance in part on the representations, warranties and covenants made by the Public Warrant Holders. The Exchange Shares to be issued pursuant to the Exchange Agreements may not be re-offered or sold in the United States absent an effective registration statement or an exemption from the registration requirements under applicable federal and state securities laws.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description

10.1	Form of Warrant Exchange Agreement

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMPRIUS TECHNOLOGIES, INC.

Date: May 7, 2026	By:	/s/ Ricardo C. Rodriguez
Name: Ricardo C. Rodriguez
Title: Chief Financial Officer